UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  June 27, 2007

                                 LHC GROUP, INC.
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               (Exact Name of Registrant as Specified in Charter)

        Delaware                       8082                    71-0918189
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(State or Other Jurisdiction  (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                     Identification No.)


                          420 West Pinhook Rd., Suite A
                               Lafayette, LA 70503
          (Address of Principal Executive Offices, including Zip Code)

                                 (337) 233-1307
              (Registrant's telephone number, including area code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events

On June 27, 2007, LHC Group, Inc. (the "Company") issued a press release announcing that it has formed two separate joint venture partnerships. Under the terms of the first partnership, LHC Group will sell a 33% interest in an existing agency in Lafayette, Louisiana, to Our Lady of Lourdes Regional Medical Center. In the second partnership, LHC Group will sell a 33% interest in an existing agency in Monroe, Louisiana, to St. Francis Medical Center. LHC Group will continue to oversee the day-to-day operations of each agency.

Item 9.01 Financial Statements and Exhibits

(c)  Exhibits

     EXHIBIT NO.         DESCRIPTION
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         99.1            Press Release dated June 27, 2007

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         LHC GROUP, INC.


                                         By: /s/ Barry E. Stewart
                                            ------------------------------------
                                             Barry E. Stewart
                                             Executive Vice President and Chief
                                             Financial Officer

Dated:   June 27, 2007

                                INDEX TO EXHIBITS


    EXHIBIT NO.          DESCRIPTION
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         99.1            Press Release dated June 27, 2007.